Peabody Energy Investor Presentation June 1, 2015

Statement on Forward-Looking Information Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. The company uses words such as “anticipate,” “believe,” “expect,” “may,” “forecast,” “project,” “should,” “estimate,” “plan,” “outlook,” “target,” “likely,” “will,” “to be” or other similar words to identify forward-looking statements. These forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of June 1, 2015. These factors are difficult to accurately predict and may be beyond the company’s control. The company does not undertake to update its forward-looking statements. Factors that could affect the company’s results include, but are not limited to: supply and demand for our coal products; price volatility and customer procurement practices, particularly in international seaborne products and in the company’s trading and brokerage businesses; impact of alternative energy sources, including natural gas and renewables; global steel demand and the downstream impact on metallurgical coal prices; impact of weather and natural disasters on demand and production; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, banks and other financial counterparties; geologic, equipment, permitting, site access, operational risks and new technologies related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay agreements for rail and port commitments for the delivery of coal; successful implementation of business strategies; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and their related funding requirements; replacement and development of coal reserves; adequate liquidity, and the cost, availability, access to capital and financial markets; ability to appropriately secure our obligations for land reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to the company’s operations; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which the company has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements; changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; litigation, including claims not yet asserted; terrorist attacks or security threats, including cybersecurity threats; impacts of pandemic illnesses; and other risks detailed in the company’s reports filed with the United States Securities and Exchange Commission (SEC). 2

Peabody Implementing Wide Range of Initiatives to Provide Sustainable Results 3 Managing Through Current Cycle with Speed, Focus and Purpose ● Peabody intensely managing four cornerstone areas of business to improve platform and generate shareholder value ● Potential of $685 million improvement in annual cash outlays by early 2017 on lower fixed obligations and currency/fuel benefits ● Strong position in higher-growth regions with significant leverage to higher-growth coal markets over time

Global Coal Markets 4

Slowing Global GDP, Weaker Import Demand Create Near-Term Weakness 5 Lower currency benefits Australian producers; Q1 Australian dollar price for met coal increases 8% Near-term China coal import demand challenged by easing GDP growth, strong hydro, flat steel demand, domestic coal support Source: Peabody Global Analytics; News reports. India will become largest coal importer in 2015; Demand rising on economic expansion and insufficient domestic production U.S. impacted by lower natural gas prices, declining export opportunities Europe demand sluggish on tepid economic growth, weak Euro Indian Coal Imports Rising; Supply Cuts Beginning to Materialize

China and India Will Continue to Access High-Quality Seaborne Metallurgical Coal Source: Peabody Global Analytics; McCloskey; China Customs. 6 7 34 47 45 54 75 62 70 27 27 36 35 38 40 41 50 0 20 40 60 80 100 120 China/India Metallurgical Coal Imports (Tonnes in Millions) China India ● China and India seaborne metallurgical coal demand tripled from 2008 to 2013 ● China coal demand growth paused in 2014; Growth in India partly offsets declines ● India imports the vast majority of its met coal due to lack of domestic sources ● Economic growth and urbanization expected to drive further met coal import demand by 2017 China/India Account for One-Third of Seaborne Met Coal Demand 34 ~120

Seaborne Metallurgical Coal Supply Expected to Decline in 2015 Source: Peabody Global Analytics; World Steel Association. 7 ● Australian supply growth to be more than offset by curtailments from U.S. and Canada this year ● 20 million tonnes of already announced production cutbacks expected to be realized in 2015 – Large amount of seaborne supply not profitable – Additional reductions likely ● Lack of metallurgical coal investment likely will lead to supply shortfalls over time 25 2 -10 (10) (5) - 5 10 15 20 25 Expected Seaborne Met Coal Supply Changes (Tonnes in Millions) Global Export Supply Expected to Decline in 2015 Timing of Price Recovery Largely Dependent on Demand Growth 20 13 20 14 20 15 P

Strong Supply, Reduced Chinese Imports Impact Seaborne Thermal Coal Markets 8 ● Major producers in Australia and China announce sizeable production cuts in first quarter ● Additional global reductions are expected ● Indonesian coal exports decline nearly 10% in first quarter; Major trend reversal from top thermal coal exporting nation ● China coal imports soft on slower demand, efforts to support domestic coal industry ● India imports boosted by strong demand, ongoing domestic shortfalls ● Longer-term support through rising demand in Southeast Asia Thermal Coal Demand Thermal Coal Supply Source: Peabody Global Analytics. Indonesian coal export change measured year-over-year.

30 Countries Add 348 GW and 800 New Coal Generation Units Since 2010 Source: Platts World Electric Power Plant database. Plants Now Under Construction reference for 2015 and 2016. Capacity in megawatts, excluding China, India and U.S. ~80 GW Per Year of New Coal Plants Now Under Construction 9

U.S. Coal Demand Expected to Decline in 2015 on Lower Natural Gas Prices Source: Peabody Global Analytics and EIA. PRB coal inventories as of March 31, 2015. 10 35% 30% 20% 15% 0% 10% 20% 30% 40% ● 2015 U.S. coal use likely to decline 80 – 100 million tons ● Production curtailments accelerating ● PRB coal inventories rise to 70 days of supply due to weak demand, improved rail performance ● SRPB most competitive against natural gas – SPRB: $2.50 to $2.75/mmBtu – ILB: $3.50 to $3.75/mmBtu – CAPP: $4.00 to $4.50/mmBtu Expected 2015 U.S. Electricity Generation Na tu ral G as N uclea r O th er C oa l Larger Coal Production Cutbacks Expected in Higher-Cost Regions

SPRB and ILB Share of U.S. Coal Generation Projected to Expand by 2017 11 Coal Expected to Fuel 40% of U.S. Electricity by 2017 Source: Peabody Energy Global Analytics. Other Regions 41% SPRB / ILB 59% ● SPRB and ILB demand expected to increase 50 – 70 million tons over next three years; Other regions projected to decline – Recovery in natural gas prices, higher coal plant utilization and basin switching offset expected plant retirements ● Power plant utilization of ~75% expected by 2017 – Coal fleet utilization operated at ~60% of capacity in 2014 SPRB and ILB share expected to rise to 65% in 2017 U.S. 2014 Coal Generation Profile +6%

Greater Plant Utilization Likely to Offset Near-Term Impact from MATS Ruling 12 MATS Ruling EPA Carbon Proposal EPA Carbon Proposal Will Face Significant Opposition Source: Peabody Global Analytics and company announcements. ● 60 GW of coal plants to be retired by 2017 ● 245 GW of coal-fueled generation will remain ● SPRB and ILB best-positioned as higher utilization and basin switching offset power plant retirements ● Proposal represents major EPA overreach ● Terms are only preliminary; Likely to be challenged and litigated by multiple groups ● Peabody supports advanced coal technology; Strongly opposes rules that punish electricity consumers

Coal Remains Leading Source of Global Electricity Generation 13 Source: Peabody Energy Analytics. Coal: ● Only a fraction of other fuels’ costs ● Provides baseload power; easily transported ● Energy dense, abundant and increasingly uses advanced technologies

Long-Term Coal Fundamentals Remain Intact Despite Current Downturn 14 Source: Wood Mackenzie. - 1,000 2,000 3,000 4,000 5,000 Renewables Natural Gas Oil Nuclear Hydro Coal 2000 2030P 2015P Source: Wood Mackenzie primary energy demand projection. BP Statistical Review of World Energy 2014; United Nations, Department of Economic and Social Affairs, Population Division “World Urbanization Prospects: The 2014 Revision.” ● Coal is the world’s fastest growing major fuel this century ● More than 75 million people to be added to cities each year through 2020 driving greater energy and infrastructure needs ● Coal least expensive and most reliable form of electricity generation to meet rising demand Primary Energy Demand (MTOE) Coal Projected to Overtake Oil as Largest Energy Source by 2018

Peabody Energy Update 15

Peabody: World’s Only Global Pure-Play Coal Investment Peabody Operates 26 Mines Across Australia and the United States Essen Beijing Jakarta Balikpapan New Delhi Brisbane, QLD Newcastle, NSW London (From U.S.) St .Louis, MO Singapore Reported 2014 sales volumes. Reserves based on 2014 10-K filing. Total sales and reserves variances are based on rounding calculations. Green shading indicates countries served by Peabody. (to Europe) Operating Regions Customers Served Corporate Office Regional Offices Trading/Business Development Offices Coal Flows 16 Mining Operations and Trading Sales Reserves SPRB 142 3.1 Midwest 25 3.0 Southwest 17 0.4 Colorado 7 0.1 Australia 38 1.0 Trading 20 - Total Tons 250 7.6 Million Billion Gillette, WY

Peabody Positioned in Low-Cost U.S. Basins, High-Growth Asian Markets ● Largest producer and reserve holder in SPRB – Flagship North Antelope Rochelle Mine world’s largest and most productive coal mine ● Illinois Basin operations strategically located to serve local customer base – Benefit from significant geographic advantage in Indiana ● Strong, stable U.S. operations provide solid cash flow – Gross margin averaged 28% since 2010 17 Australia Platform Gross margins as of Dec. 31, 2014. Excludes DD&A and ARO expense. ● Competitive advantage with mines close to ports; Ports near high-growth regions ● Peabody is largest seaborne low-vol PCI supplier; Among leading producers of seaborne metallurgical coal ● Significant potential for future development; Opportunities being evaluated for when market conditions warrant U.S. Platform

Peabody Intensely Managing Four Cornerstones Critical for Success 18 Operational SG&A Financial Portfolio Maintaining relentless focus on improving safety, increasing productivity and driving down operating costs Targeting a leaner corporate group with office closures, process rationalization and overhead reductions; Implementing global shared services Maximizing cash and liquidity; Amended credit agreement and refinanced 2016 bonds; No significant maturities until 2018 Initiating heightened emphasis on portfolio optimization through asset sales and joint ventures; Reviewing Australian tenements

Currency and fuel benefit based on forward rates at 3/31/2015. Estimated savings based on 2015 estimated requirements of ~$2.4 billion AUD and diesel fuel usage of ~155 million gallons. $685 Million Improvement in Potential Annual Cash Outlay Within Two Years 0 200 400 600 800 Australian Dollar Hedge Fuel Hedge PRB Reserve Installments VEBA Payments Total Improvement 19 $290 $45 $275 $75 $685 Change In Selected Items By Early 2017 (Compared with 2015) Potential savings in millions

Peabody Fixed Obligations Projected to Significantly Improve by Early 2017

Peabody ENERGY

One-Third of Annual Fixed Obligations Expected to End After 2 Years

Fixed Obligations of ~$1 Billion


~$350 Million LBA and VEBA Payments
~$650 Million Debt Service and Capex

- Fixed obligations temporarily elevated due to final LBA and VEBA payments
- LBA payments end in 2016
  - ~$275 million in 2015; ~$250 million in 2016
  - Additional LBAs not expected until after 2020
- VEBA payments end in January 2017
  - $75 million in 2015 and 2016; $70 million in 2017

Fixed obligations, shown above, are expected cash payments associated with capital investments, PRB reserve installments and health benefit trust (VEBA) payments for 2015. Debt service obligations of ~$465 million reflect a ~$50 million increase in 2016.

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Aggressive Australian Cost Reduction Efforts Drive Significant Improvements ● Commissioned longwalls at North Goonyella and Metropolitan mines ● Successfully completed owner-operator conversions – More than 95% of Australian production under owner-operator model ● Evaluating options at Burton Mine; Contract- miner agreement expires in mid-2016 21 $78 $74 $68 $30 $40 $50 $60 $70 $80 2012 2013 2014 2015P Average Australian Costs Per Ton $62 –$64

Peabody Focused on Maximizing Cash and Liquidity in the Near-Term ● First quarter actions include: – Amended Credit Agreement – Refinanced 2016 Senior Notes and increased liquidity ● No significant maturities for more than 3 years ● Full-year capital spending targets lowered ● Longer-term, Peabody intends to use excess proceeds from asset sales, reduced cash outlays, improving coal markets to reduce debt Balances as of March 31, 2015. Cash balances include $94.1 million in refinancing proceeds that were used to redeem the remaining outstanding 2016 Senior Notes on April 15, 2015. $2.2 Billion of Available Liquidity (in Millions) 22 ~$1,500 Revolver ~$35 AR Securitization ~$640 Cash

Peabody Improving Platform Strength; Positioned to Capitalize on Market Upturn 23 ● Peabody is committed to driving a sustainable, successful organization without regard to external market forces ● Team is taking substantial additional measures with emphasis on improving platform across four primary areas of business ● Additional measures and portfolio exposure to key markets provide multiple avenues for success now and in the future

PeabodyEnergy.com AdvancedEnergyForLife.com

Appendix: 2015 Guidance 25 Sales Volumes (in million tons) U.S. Australia Trading & Brokerage Total 180 – 190 35 – 37 20 – 28 235 – 255 U.S. Operations Revenue Per Ton (vs 2014) Costs Per Ton (vs 2014) 3% – 5% lower 3% – 5% lower Australia Operations Metallurgical Coal Sales Export Thermal Sales Costs Per Ton 15 – 16 million tons 12 – 13 million tons $62 – $64 Depreciation, Depletion and Amortization $600 – $640 million Capital Expenditures $170 – $190 million

Appendix: Currency and Fuel Hedge Position Australian Dollar Hedging 2015 2016 2017 Percent Hedged 66% 42% 22% Hedge Rate $0.95 $0.92 $0.88 All-in Rate $0.89 $0.82 $0.77 Potential Lower Costs Compared to 2015 (in millions) $170 $289 Fuel Hedging 2015 2016 2017 Percent Hedged 91% 64% 44% Hedge Price (per barrel equivalent) $84 $85 $79 All-in Price (per barrel equivalent) $80 $72 $68 Potential Lower Costs Compared to 2015 (in millions) $31 $46 Total Potential Lower Costs Compared to 2015 $201 $335 (in millions) 26 The hedge positions and estimated cumulative cost improvements are shown below and are based on the declining hedge positions over time and the current forward diesel fuel prices and exchange rates as of March 31, 2015. Potential lower costs compared to 2015 are in millions. 2015 hedge percentages and hedge rate/price are for April through December 2015; 2015 all-in rate/price incorporates the full year for year-on-year comparisons. Estimated cumulative savings in millions and based on 2015 estimated requirements of ~$2.4 billion AUD and ~155 million gallons of diesel fuel usage.

Appendix: Collateral Overview Stock Pledge • 65% stock pledge of 1st-tier foreign subs, including Australia • 100% of U.S. subs, including IC Funding Corp. holds ~$5 billion IC note (excludes captive and securitization) • Book value of $3.5 billion 27 Principal Property • Real property interests located in U.S. with gross book value >1% Consolidated Net Tangible Assets • Subject to Principal Property Cap that limits the amount of debt secured by Principal Property in accordance with the Indentures (15% CNTA ~$1.7 billion) • Book value of $3.0 billion Non-Principal Property • U.S. assets that do not meet definition of Principal Property • Book value of $3.0 billion Book values as of March 31, 2015 (unaudited).

$0.0 $1.0 $2.0 $3.0 Available Secured Borrowing Capacity Appendix: $2.9 Billion in Additional Secured Borrowing Capacity Available D ol la rs in B ill io ns 28 Revolver Availability ~$1.5 $2.9 ● Peabody borrowing capacity consists of: – $1.5 billion of revolver availability – $0.4 billion first lien capacity – $1.0 billion additional second lien capacity* ● No significant debt maturities until November 2018 * Additional available second lien capacity of $500 million with an additional $500 million available with $250 million equity offering. First Lien ~$0.4 Second Lien $1.0*